Ivy Funds Variable Insurance Portfolios

Supplement dated June 8, 2011 to the

Ivy Funds Variable Insurance Portfolios Prospectus

dated April 29, 2011

The following replaces the first paragraph of the “The Management of the Portfolios — Portfolio Management” section for Ivy Funds VIP Asset Strategy:

Ivy Funds VIP Asset Strategy: Michael L. Avery and Ryan F. Caldwell are primarily responsible for the day-to-day management of the Ivy Funds VIP Asset Strategy. Mr. Avery has held his responsibilities for Ivy Funds VIP Asset Strategy since January 1997. He is Executive Vice President of WRIMCO and Ivy Investment Management Company (IICO), an affiliate of WRIMCO, Vice President of the Trust, and Vice President of other investment companies for which WRIMCO or IICO serves as investment manager. Mr. Avery has served as President of Waddell & Reed Financial, Inc. (WDR) since January 2010. He formerly served as Chief Investment Officer (CIO) of WDR from June 2005 until February 2011 and formerly served as CIO of WRIMCO and IICO from June 2005 until August 2010. Mr. Avery has also served as portfolio manager for investment companies managed by WRIMCO since February 1994, and has been an employee of such since June 1981. He held the position of Director of Equity Research for IICO and for WRIMCO and its predecessor from August 1987 through June 2005. Mr. Avery earned a BS degree in Business Administration from the University of Missouri, and an MBA with emphasis on finance from Saint Louis University.

The following replaces the second paragraph of the “The Management of the Portfolios — Portfolio Management” section for Ivy Funds VIP Growth:

Mr. Sanders has held his responsibilities for Ivy Funds VIP Growth since August 1998. He is Senior Vice President of WRIMCO and IICO, Vice President of the Trust, and Vice President of other investment companies for which WRIMCO or IICO serves as investment manager. Effective August 2010, Mr. Sanders was appointed CIO of WRIMCO and IICO and effective February 2011, he was appointed CIO of WDR. Mr. Sanders has been an employee of WRIMCO since August 1998. He earned a BA in economics from the University of Michigan and an MBA from the University of North Carolina at Charlotte. Mr. Sanders is a Chartered Financial Analyst.

Supplement	Prospectus	1